SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2023
SHARE REPURCHASE PROGRAM
SHARE REPURCHASE PROGRAM

13. SHARE REPURCHASE PROGRAM

In December 2021, the Company’s board of directors authorized a share repurchase program (the “2021 Share Repurchase Program”) under which the Company may repurchase up to US$10 million worth of its ADSs over the following 12 months. In December 2022, the board of directors authorized an extension of the share repurchase program for another 12 months until December 31, 2023. In December 2023, the board of directors authorized an extension of the share repurchase plan for another 12 months until December 31, 2024. Pursuant to the initial and extended share repurchase program, the Company’s proposed repurchases may be made from time to time through open market transactions at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on the market conditions and in accordance with applicable rules and regulations. The timing and dollar amount of repurchase transactions will be subject to the SEC Rule 10b-18 and/or Rule 10b5-1 requirements. The board of directors will continue to review the extended share repurchase program periodically, and may authorize adjustments to its terms and size. The Company expects to continue to fund the repurchases under the extended share repurchase program with its existing cash balance.

For the years ended December 31, 2021, 2022 and 2023, the Company repurchased 9,000, 427,984 and 420,274 ADSs, equivalent of 45,000, 2,139,920 and 2,101,370 Class A ordinary shares for RMB164 thousand, RMB6,959 thousand and RMB9,542 thousand (US$1,344 thousand) on the open market, at a weighted average price of US$2.86, US$2.47 and US$3.29 per ADS, respectively.

The Company accounts for the repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders’ equity.